UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2022

GINKGO BIOWORKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Drydock Avenue

8th Floor

Boston, MA 02210

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 422-5362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On July 24, 2022, Ginkgo Acquisition Sub, Inc., a Delaware corporation (“Ginkgo Acquisition”) and an indirect, wholly-owned subsidiary of Ginkgo Bioworks Holdings, Inc. (the “Company”) entered into an asset purchase agreement, pursuant to which Ginkgo Acquisition will acquire certain of the assets and liabilities of Bayer CropScience LP, a Delaware limited partnership, which will expand the Company’s platform capabilities in agricultural biologicals (the “Transaction”). As consideration for the assets acquired in the Transaction and subject to the terms and conditions of the asset purchase agreement, the Company has agreed to pay approximately $83.0 million, which it may satisfy, at its discretion, in shares of its Class A common stock (the “Shares”) and/or cash. The Transaction is expected to close in the fourth quarter of 2022, subject to regulatory approvals and the satisfaction of customary closing conditions. The Company expects to file a Form 8-K upon the closing of the Transaction disclosing, among other things, the number of Shares actually issued. The issuance of the Shares will be made in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure

On July 25, 2022, the Company issued a press release announcing the pending Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing of and consideration to be issued with respect to the Transaction. These forward-looking statements generally are identified by the words “believe,” “can,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the effect of Ginkgo’s business combination with Soaring Eagle Acquisition Corp. (“Soaring Eagle”) on Ginkgo’s business relationships, performance, and business generally, (ii) risks that the business combination disrupts current plans of Ginkgo and potential difficulties in Ginkgo’s employee retention, (iii) the outcome of any legal proceedings that may be instituted against Ginkgo related to its business combination with Soaring Eagle, (iv) volatility in the price of Ginkgo’s securities now that it is a public company due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo operates and plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ginkgo’s business and changes in the combined capital structure, (v) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (vi) the risk of downturns in demand for products using synthetic biology, (vii) the unpredictability of the duration of the COVID-19 pandemic and the demand for COVID-19 testing and the commercial viability of Ginkgo’s COVID-19 testing business, (viii) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations; (ix) the risk that the proposed transaction may not be completed in a timely manner or at all; (x) the failure to satisfy any of the conditions to the consummation of the proposed transaction; (xi) the risk that any regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (xiii) Ginkgo’s ability to effectively integrate the existing Research & Development site, team and platform of Bayer CropScience LP; (xiv) the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) may be greater than expected, (xv) the assumption of unexpected risks and liabilities; and (xvi) the diversion of and attention of management on transaction-related issues. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Ginkgo’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022 and other documents filed by Ginkgo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ginkgo assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ginkgo does not give any assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2022

GINKGO BIOWORKS HOLDINGS, INC.

By:	/s/ Mark Dmytruk
Name:	Mark Dmytruk
Title:	Chief Financial Officer